United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2006

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South

Provo, Utah  84606

(Address of principal executive offices) (Zip Code)

(801) 342-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 1, 2006, the Company, elected Larry A. Deppe to serve as a director of the Company.  Mr. Deppe has been named to the Audit Committee of the Company’s Board of Directors.  The annual fees to be paid to Mr. Deppe for his services as a Board member during Fiscal 2006 will be $31,500.

The Company announced the election of Mr. Deppe to the Board in a press release, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(c)           The following exhibit is being furnished herewith:

99.1         Press release issued by the Company dated January 6, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 6, 2006

By:

 NATURE’S SUNSHINE PRODUCTS, INC.

/s/Craig D. Huff
Name:	Craig D. Huff
Title:	Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Number	Exhibit

99.1	Text of press release issued by Nature’s Sunshine Products, Inc. dated January 6, 2006.